Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

February 19, 2026

Huntington Securities, Inc.

41 South High Street

Columbus, Ohio 43215

Scotia Capital (USA) Inc.

250 Vesey Street, 23rd Floor

New York, NY 10281

As Agents and/or Forward Sellers

Huntington Securities, Inc.

41 South High Street

Columbus, Ohio 43215

The Bank of Nova Scotia

44 King Street West

Toronto, Ontario M5H 1H1 Canada

As Forward Purchasers

Ladies and Gentlemen:

Unitil Corporation, a New Hampshire corporation (the “Company”), together with Janney Montgomery Scott LLC and Scotia Capital (USA) Inc., as agents and/or forward sellers (each an “Original Agent,” and collectively, the “Original Agents”), and Janney Montgomery Scott LLC and The Bank of Nova Scotia, as forward purchasers (each an “Original Forward Purchaser,” and collectively, the “Original Forward Purchasers”), are parties to that certain Distribution Agreement dated June 3, 2025 (the “Original Agreement”). The Original Agents, together with Huntington Securities, Inc. (“Huntington”), are herein referred to as the “Agents”. The Original Forward Purchasers, together with Huntington, are herein referred to as the “Forward Purchasers.” All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The Company, the Agents and the Forward Purchasers desire to amend the Original Agreement as set forth in this Amendment No. 1 thereto (this “Amendment”) as follows:

1. The first paragraph of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Unitil Corporation, a New Hampshire corporation (the “Company”), confirms its agreement with each of Huntington Securities, Inc. and Scotia Capital (USA) Inc. as agent and/or principal (each an “Agent” and collectively, the “Agents”) and each of Huntington Securities, Inc. and The Bank of Nova Scotia (each a “Forward Purchaser” and collectively, the “Forward Purchasers”), with respect to the issuance and sale from time to time by the Company, in the manner and subject to the terms and conditions described below in this Distribution Agreement (this “Agreement”), of shares of common stock, no par value (the “Common Stock”), of the Company having an aggregate Gross Sales Price (as defined in Section 2(b) below) of up to $50,000,000 (the “Maximum Amount”) on the terms and conditions set forth in this Agreement. Such shares are hereinafter collectively referred to as the “Shares” and are described in the Prospectus referred to below.”

2. Section 11 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“All notices and other communications under this Agreement, any Terms Agreement or any Confirmation shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and, if to the respective party, shall be sufficient in all respects if delivered or sent to:

Huntington Securities, Inc.

41 South High Street

Columbus, Ohio 43215

Attention: Peter Dippolito & Brian Stauffer

Email: peter.dippolito@huntington.com & brian.stauffer@huntington.com

Telephone: (614) 480-1377 & (614) 480-4236

with a copy to:

Email: ecm_corpservicesexecution@huntington.com

And

The Bank of Nova Scotia

44 King Street West

Toronto, Ontario, Canada M5H 1H1

c/o Scotia Capital (USA) Inc., as Agent

250 Vesey Street, 24th Floor

New York, New York 10281

Attention: US Equity Derivatives

Email: John.kelly@scotiabank.com

Telephone: (212) 225-6664

with a copy to:

Email: BNSEquityConfirmations@scotiabank.com

with a copy to:

Duane Morris LLP

22 Vanderbilt

335 Madison Avenue, 23rd Floor

New York, NY 10017

Attention: Dean M. Colucci

Telephone: (973) 424-2020

Email: dmcolucci@duanemorris.com

and if to the Company, shall be delivered to:

Unitil Corporation

6 Liberty Lane West

Hampton, New Hampshire 03842-1720

Attention: Daniel J. Hurstak

Telephone: (603) 772-0775

Email: hurstakd@unitil.com

with a copy to:

Dentons US LLP

1221 Avenue of the Americas

New York, New York 10020

Attention: Thomas Redekopp, Brian Lee, Grant Levine

Telephone: (416) 863-4511, (212) 768-6700, (212) 376-7800

Email: thomas.redekopp@dentons.com, brian.lee@dentons.com,

grant.levine@dentons.com

Notwithstanding the foregoing, Transaction Proposals shall be delivered by the Company to the applicable Agent by telephone or email to:

Huntington Securities, Inc.

41 South High Street

Columbus, Ohio 43215

Attention: Peter Dippolito & Brian Stauffer

Email: peter.dippolito@huntington.com & brian.stauffer@huntington.com

Telephone: (614) 480-1377 & (614) 480-4236

with a copy to:

Email: ecm_corpservicesexecution@huntington.com

The Bank of Nova Scotia

44 King Street West

Toronto, Ontario, Canada M5H 1H1

c/o Scotia Capital (USA) Inc., as Agent

250 Vesey Street, 24th Floor

New York, New York 10281

Attention: US Equity Derivatives

Email: John.kelly@scotiabank.com

Telephone: (212) 225-6664

with a copy to:

Email: BNSEquityConfirmations@scotiabank.com”

3. Exhibit A of the Original Agreement shall be replaced in its entirety with the version attached hereto.

4. Exhibit C of the Original Agreement shall be replaced in its entirety with the version attached hereto.

5. From and after the date hereof, Huntington shall be considered to be an Agent and a Forward Purchaser under the Original Agreement, as amended hereby, and Huntington agrees to be bound by the terms of the Original Agreement, as amended hereby.

6. Each party will be responsible for its own fees incurred in connection with this Amendment and other related documents.

7. Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

8. This Amendment together with the Original Agreement (including all exhibits attached thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. Neither this Amendment nor any term hereof may be amended except pursuant to a written instrument executed by the Company, the Agents and the Forward Purchasers. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable as written by a court of competent jurisdiction, then such provision shall be given full force and effect to the fullest possible extent that it is valid, legal and enforceable, and the remainder of the terms and provisions herein shall be construed as if such invalid, illegal or unenforceable term or provision was not contained herein, but only to the extent that giving effect to such provision and the remainder of the terms and provisions hereof shall be in accordance with the intent of the parties as reflected in this Amendment. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

9. EACH OF THE COMPANY (ON ITS BEHALF AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ON BEHALF OF ITS STOCKHOLDERS AND AFFILIATES), THE AGENTS AND THE FORWARD PURCHASERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

10. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF NEW YORK WITHOUT REGARD TO ITS CHOICE OF LAW PROVISIONS.

11. Each of the Company, the Agents and the Forward Purchasers agrees that any legal suit, action or proceeding arising out of or based upon this Amendment or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any Specified Court, as to which such jurisdiction is non-exclusive) of the Specified Courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to a party’s address set forth in Section 10 of the Original Agreement, as amended by this Amendment, shall be effective service of process upon such party for any suit, action or proceeding brought in any Specified Court. Each of the Company, the Agents and the Forward Purchasers irrevocably and unconditionally waives any objection to the laying of venue of any suit, action or proceeding in the Specified Courts and irrevocably and unconditionally waives and agrees not to plead or claim in any Specified Court that any such suit, action or proceeding brought in any Specified Court has been brought in an inconvenient forum.

12. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission or electronic transmission (e.g., PDF).

[Remainder of Page Intentionally Blank]

If the foregoing correctly sets forth the understanding between the Company, the Agents and the Forward Purchasers, please so indicate in the space provided below for that purpose, whereupon this Amendment shall constitute a binding amendment to the Original Agreement between the Company, the Agents and the Forward Purchasers.

Very truly yours,

HUNTINGTON SECURITIES, INC.

By:	/s/ Peter Dippolito
Name:	Peter Dippolito
Title:	Head of Equity Capital Markets

As Agent

HUNTINGTON SECURITIES, INC.

By:	/s/ Peter Dippolito
Name:	Peter Dippolito
Title:	Head of Equity Capital Markets

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Amendment

Signature Page to Amendment No. 1 to Distribution Agreement

Accepted and agreed to as of the date first above written:

SCOTIA CAPITAL (USA) INC.

By:	/s/ Tim Mann
Name:	Tim Mann
Title:	Managing Director

As Agent

THE BANK OF NOVA SCOTIA

By:	/s/ Tim Mann
Name:	Tim Mann
Title:	Managing Director

As Forward Purchaser, solely as the recipient and/or beneficiary of certain representations, warranties, covenants and indemnities set forth in this Amendment

Signature Page to Amendment No. 1 to Distribution Agreement

ACCEPTED as of the date first-above written:

UNITIL CORPORATION

By:	/s/ Daniel Hurstak
Name:	Daniel J. Hurstak
Title:	Senior Vice President, Chief Financial Officer & Treasurer

Signature Page to Amendment No. 1 to Distribution Agreement

Exhibit A

Unitil Corporation – Common Stock

TERMS AGREEMENT

_____________, 20__

[•]1

Dear Sirs and Madams:

Unitil Corporation, a New Hampshire corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement dated June 3, 2025, as amended by Amendment No. 1 to Distribution Agreement dated February 19, 2026 (as amended, the “Distribution Agreement”) by and among the Company, Huntington Securities, Inc., and Scotia Capital (USA) Inc., to issue and sell to [•]2 (the “Agent”) the securities specified in the Schedule hereto (the “Purchased Securities”). Unless otherwise defined below, terms defined in the Distribution Agreement shall have the same meanings when used herein.

Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agent, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations, warranties and agreements set forth therein shall be deemed to have been made as of the date of this Terms Agreement and the Settlement Date set forth in the Schedule hereto.

An amendment to the Registration Statement or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to the Agent, is now proposed to be filed with the Securities and Exchange Commission, if required by the Act.

Subject to the terms and conditions set forth herein and in the Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent, and the latter agrees to purchase from the Company, the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

Notwithstanding any provision of the Distribution Agreement or this Terms Agreement to the contrary, the Company consents to the Agent trading in the Common Stock for Agent’s own account and for the account of its clients at the same time as sales of the Purchased Securities occur pursuant to this Terms Agreement.

[Signature Page Follows]

[1]	Insert name and address of applicable Agent.
[2]	Insert name of applicable Agent.

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between the Agent and the Company.

UNITIL CORPORATION

By:__________________________
Name:
Title:

Accepted and agreed as of the date first above written:

[•][3]

By:_________________________
Name:
Title:

[3]	Insert name of applicable Agent.

Schedule to Terms Agreement

Title of Purchased Securities:

Common Stock, no par value per share

Number of Shares of Purchased Securities:

[•] shares

Initial Price to Public:

$[•] per share

Purchase Price Payable by the Agent:

$[•] per share

Method of and Specified Funds for Payment of Purchase Price:

[By wire transfer to a bank account specified by the Company in same day funds.]

Method of Delivery:

[To the Agent’s account, or the account of the Agent’s designee, at The Depository Trust Company via DWAC in return for payment of the purchase price.]

Payment of fees and disbursements for counsel to the Agent:

[•]

Settlement Date:

[•], 20[•]

Closing Location:

[•]

Documents to be Delivered:

The following documents referred to in the Distribution Agreement shall be delivered on the Settlement Date as a condition to the closing for the Purchased Securities (which documents shall be dated on or as of the Settlement Date and shall be appropriately updated to cover any Permitted Free Writing Prospectuses and any amendments or supplements to the Registration Statement, the Prospectus, any Permitted Free Writing Prospectuses and any documents incorporated by reference therein):

(1) the officer’s certificate referred to in Section 5(a)(i);

(2) the opinions and negative assurance letter of the Company’s outside counsel referred to in Section 5(a)(ii);

(3) the “comfort” letters referred to in Section 5(a)(iii);

(4) the opinion and negative assurance letter referred to in Section 5(b); and

(5) such other documents as the Agent shall reasonably request.

Time of Sale:

[•] [a.m./p.m.] (New York City time) on [•], [•]

Time of Sale information:

•	The number of shares of Purchased Securities set forth above

•	The initial price to public set forth above

•	[Other]

Exhibit C

OFFICER’S CERTIFICATE

Dated __________, 20__

I, [name], [title] of Unitil Corporation, a New Hampshire corporation (the “Company”), do hereby certify, solely in my capacity as an officer of the Company, for and on behalf of the Company, that this certificate is signed by me pursuant to the Distribution Agreement dated June 3, 2025 among the Company, Janney Montgomery Scott LLC, and Scotia Capital (USA) Inc., as amended by Amendment No. 1 to Distribution Agreement dated February 19, 2026 among the Company, Huntington Securities, Inc., and Scotia Capital (USA) Inc. (as amended, the “Agreement”), and do hereby further certify, to the best of my knowledge, after reasonable investigation, solely in my capacity as an officer of the Company, for and on behalf of the Company, as follows:

1. The representations and warranties of the Company in the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of this date;

2. The Company has performed in all material respects all obligations and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement on or prior to the date hereof;

3. The Company’s Registration Statement (File No. 333-287753) and any post-effective amendments thereto have become effective under the Act; no stop order suspending the effectiveness of such Registration Statement has been issued and no proceeding for that purpose or pursuant to Section 8A of the Act has been initiated or, to the knowledge of the undersigned, threatened by the Commission; no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Act has been received by the Company; and all requests for additional information on the part of the Commission have been complied with; and

4. Since the respective dates as of which information is given in the Prospectus, except as otherwise stated therein or contemplated thereby, there has been no material adverse change in the financial position or results of operations of the Company.

All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Agreement.

[Signature Page Follows]

The undersigned has executed this Officer’s Certificate as of the date first written above.

UNITIL CORPORATION

By: ____________________
Name:
Title: